Exhibit 99.1

 Investor Presentation | May 2019

 Forward-Looking Statements  Certain statements in this Investor Presentation may be regarded as "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Certain forward-looking statements discuss the Company’s plans, strategies and intentions, and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “expects,” “may,” “will,” “believes,” “should,” “would,” “could,” “approximately,” “anticipates,” “estimates,” “targets,” “intends,” “likely,” “projects,” “positioned,” “strategy,” “future,” and “plans.” In addition, these words may use the positive or negative or other variations of those terms. All statements other than statements of historical fact are “forward–looking statements” for purposes of federal and state securities laws. There is no guarantee that any of the events anticipated by these forward-looking statements will occur. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ from those expressed or implied by the forward-looking statement.These forward-looking statements are based on various assumptions and the current expectations of the management of the Company, and may not be accurate because of risks and uncertainties surrounding these assumptions and expectations. Certain factors may cause actual results to differ significantly from these forward-looking statements. If any of the events occur, there is no guarantee what effect they will have on the operations or financial condition of the Company. Major risks, uncertainties and assumptions include, but are not limited to, risks relating to: the Company’s capital and financing needs and availability; any unforeseen changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, synergies, indebtedness, financial condition, losses and future prospects; the Company’s ability to integrate and operate assets successfully after the closing of an acquisition; the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages, and the strength of the U.S. dollar; and other factors. However, it is not possible to predict or identify all such factors.In addition, the Company has disclosed under the heading “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “Annual Report”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 13, 2019, the risk factors which materially affect its business, financial condition and operating results. Investors are encouraged to review the Annual Report for additional information regarding the risks and uncertainties that may cause actual results to differ materially from those expressed in any forward-looking statement. Forward-looking statements included herein are made as of the date hereof, and the Company undertakes no obligation to publicly update or revise any forward-looking statement to reflect future events, developments or otherwise, except as may be required by applicable law. Non-GAAP Financial InformationThis Investor Presentation includes certain non-GAAP financial measures as defined by SEC rules. Such non-GAAP financial measures are presented as a supplemental financial measurements in the evaluation of our business. We believe the presentation of these financial measures helps investors to assess our operating performance from period to period and enhances understanding of our financial performance and highlights operational trends. This measure is widely used by investors in the valuation, comparison, rating and investment recommendations of companies. However, such measurements may not be comparable to those of other companies in our industry, which limits their usefulness as a comparative measures. Such measures are not required by or calculated in accordance with GAAP and should not be considered as a substitutes for net income or any other measure of financial performance reported in accordance with GAAP or as a measure of operating cash flow or liquidity. Non-SolicitationThe information in this Investor Presentation is for informational purposes only and is neither an offer to sell, nor a solicitation of an offer to subscribe for or buy any securities in any jurisdiction in contravention of applicable law.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

COMPANY OVERVIEW

- **Premier Top 10 publicly traded U.S. homebuilder[1]**
- **America's fastest growing public homebuilder – 2 years in a row[3]**
- **Track record of profitability through multiple housing cycles**
- **National builder with balanced geographic footprint across 15 states**
- **Focused on markets with robust economic, job, and population growth**
- **Attractive land position with 37,932 lots**
- **Diversified across product, buyer type, and price points**
  - Complementary brands with high exposure to attractive entry-level segment
  - Entry level buyers represent approximately 75% of 3/31/19 LTM sales
- **Financial services segment provides mortgage, title and insurance services generating ancillary income with robust margins**

LTM Q1 2019 HOME SALES REVENUES(2)


16%
20%
$2.3B
24%
31%
10%
West ($452.2M)
Mountain ($712.0M)
Texas ($225.5M)
Southeast ($549.3M)
Wade Jurney Homes ($371.9M)

LTM Q1 2019 HOME SALE DELIVERIES(2)


11%
34%
23%
7,297
10%
23%
West (806)
Mountain (1,649)
Texas (746)
Southeast (1,648)
Wade Jurney Homes (2,448)

Source: Company filings
(1) Based on LTM closings as of 3/31/2019
(2) Market reportable segments are defined as follows: West (California and Washington), Mountain (Colorado, Nevada and Utah), Texas, Southeast (Georgia, North Carolina, South Carolina and Tennessee), and Wade Jurney (Alabama, Arizona, Florida, Georgia, Indiana, North Carolina, Ohio, South Carolina, Tennessee and Texas)
(3) Per Builder Online

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 Key INVESTMENT Highlights    Successful History of M&A and Integration  Returns Focused Business Model  Geographically Diverse Top-10 U.S. Builder  Consistent Track Record of Profitable Growth  Attractive Entry Level Buyer Focus  Strong Balance Sheet to Execute Growth  Strong Performance Across Financial Metrics  Seasoned & Cycle Tested Management Team

       SEASONED & CYCLE TESTED management TEAM      DALE FRANCESCONCHAIRMAN AND CO-CHIEF EXECUTIVE OFFICER Co-Founder of CCS Co-Largest Shareholder 25+ years of homebuilding experience  ROBERT FRANCESCONPRESIDENT AND CO-CHIEF EXECUTIVE OFFICER Co-Founder of CCS Co-Largest Shareholder 25+ years of homebuilding experience  DAVID MESSENGERCHIEF FINANCIAL OFFICER CFO of CCS Since 2013 25+ years of real estate and finance experience

 Founded in 2002 by Dale and Rob Francescon Aligned with shareholders with ~13.5% ownership of CCSProfitable every year since founding – 16 consecutive years, including through the most recent economic downturnSuccessfully executed numerous equity and debt capital raises, with a commitment to maintaining a conservative balance sheet Completed seven acquisitions since 2012  Financial Metrics  Operating Metrics  2014  LTM 1Q’19  Experienced management team    Seasoned and cycle-tested management team  Track record of profitable growth    # of Markets  8  27    # of States  4  15    Owned/Controlled Lots  11,463  37,932    Deliveries  1,046   6,821     ASP ($000s)  $336   $328     Total Revenues ($mm)  $362   $2,279     Adjusted EBITDA ($mm)  $41   $226     Adjusted Pretax Net (Loss) / Income ($mm)  $37   $154     Shareholders’ Equity ($mm)  $365   $875

 Successful HISTORY of M&A and integration  2014  2015  2014  Completed 7 acquisitions since 2012, adding 14 states and more than 34,000 total lots Consistently target markets with sound economic and buyer profiles History of buying at right time, location and priceDemonstrated ability to successfully integrate and create operating synergiesContinuing to recognize benefits of scale and operating leverage throughout 2019    CCS acquisitions and new business  2016  201 6  Acquisition  Date  FY14Q4  FY18Q2  FY17Q3  FY17Q4  FY14Q3  FY14Q2  FY13Q3  2013  2017  2013  2017   Rationale  Acquired 2,120 lots in Atlanta for $57mmWell-established #2 homebuilder in AtlantaProducts catered to first time and move-up buyers   Acquired homes and lots for $50mm in highly desirable submarkets of the greater Seattle area Deal created top-10 homebuilder in Seattle  Business combination with UCP, Inc. for $359mm Entered West; Strengthened Southeast presenceWide product offering  Acquired remaining 50% in Q2 2018 for $37.5mm; Invested initial $15mm for 50% JV stake in Q4 2016Fastest growing private and 35th largest US builderSolely focused on entry-level housing  Acquired 84 homes and 601 lots in Houston for $13mmProduct targeted at first time and first move-up buyers  Acquired 1,761 lots in Las Vegas for $165mmWide product offering targeting first and second time move-up home buyers   Acquired 166 lots and 95 homes for $15.7mmWell-recognized private homebuilder in Austin and San Antonio, Texas  Formed financial services company to provide title and mortgage services to Century buyers Provides title, mortgage and insurance services to select markets  FY16Q3  Las Vegas Land Holdings

CENTURY COMMUNITIES

ATTRACTIVE ENTRY-LEVEL BUYER FOCUS

✓ Complementary Century and Wade Jurney brands represent ~75% exposure to entry-level buyers across combined portfolio
✓ Focus on entry-level home buyers allows Century to capitalize on largest segment of new home buyers
✓ Entry-level buyers represent an attractive and growing demographic facing a shortage of inventory

CENTURY COMMUNITIES

- Broadly targeted customers: First time homebuyers, first and second move-up buyers, and lifestyle buyers
- Diversified product offering – 64% within FHA limits[1]
- Customizable product offering
- Traditional model home sales structure
- Includes Century Complete business line:
  - Designed to maintain home affordability
  - Limited options/upgrades

WADE JURNEY HOMES

MORE HOME. LESS MONEY. GUARANTEED.

- Targets entry-level customers – 100% within FHA limits[1]
- Affordable, functional and reliable homes
- Acquires finished lots, primarily just in time inventory
- Sells homes through retail outlets and the internet as opposed to model homes
- Innovative Buy Now option simplifies buying a home into 3 easy steps
- Highly scalable business model, which requires less capital investment and yields quicker asset turns

(1) Proforma Home Sales Revenues for full year 2018 and Backlog ASP as of 12/31/2018

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 Diversified Top 10 U.S. Builder with a national footprint across attractive Markets  Includes operations of Century Communities and Wade Jurney Homes for the period presented.  Century Communities Brand        Century & Wade Jurney Homes Brands  Wade Jurney Homes Brand                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                  March 31, 2019  15 states27 markets37,932 lots      Period  Net New Contracts  Deliveries  Revenue  ASP (000's)  LTM Q1 2019  6,713  7,297  $2.3b  $316.7  Pro Forma Operating Metrics  1

 STRONG PERFORMANCE ACROSS FINANCIAL METRICS  3 months 1Q’19 (YOY comparison)     Full year 2018 (YOY comparison)    Reflects company’s expansion into entry-level homesBased on monthly net new orders divided by number of selling communities at period end  Home Sales Revenue  33% increase in revenue    50% increase in revenue  Homes Delivered  77% increase in homes delivered   68% increase in homes delivered     Net New Orders  35% increase in net new order units  48% increase in net new order units    Absorption2     35% increase in absorption  45% increase in absorption  Delivery ASP1  25% decrease in ASP    10% decrease in ASP  Backlog Units    35% increase in backlog units  65% increase in backlog units

             Consistent TRACK Record OF Profitable growth   TOTAL REVENUE ($MM)  +529%  HOME DELIVERIES   +552%  ADJUSTED PRETAX INCOME ($MM)  +316%  NET HOME CONTRACTS   +489%  TOTAL BACKLOG HOMES  +208%  ADJUSTED EBITDA ($MM)  +451%  See Adjusted pretax income and EBITDA reconciliations on page 17 of this Investor Presentation  Significant Expansion Across All Key Operating Metrics from 2014-201816 Consecutive Years of Profitability

RETURNS FOCUSED BUSINESS MODEL

- Established operations producing strong homebuilding growth, margins and returns on equity in excess of peers
- 45% of lots controlled accelerates scale while preserving financial flexibility to deploy additional capital at attractive returns
- Fast absorbing projects with a focus on entry level buyers
- Generate strong operating margin through disciplined land underwriting and cost containment

Pre-tax Return on Equity (LTM 3/31/19)[1]


20%
18%
16%
14%
12%
10%
15%
13%
CENTURY COMMUNITIES
SMID Cap Builders (Average)

Book Equity Value Growth (LTM 3/31/19)[1]


30%
24%
18%
12%
6%
0%
23%
9%
CENTURY COMMUNITIES
SMID Cap Builders (Average)

(1) Values for 'SMID Cap Builders' represent average values. 'SMID Cap Builders' include MHO, NWHM, WLH, KBH, MDC, MTH, TMHC, and TPH. Source: FactSet

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Driving shareholder Returns above peers  +63%  S&P 500 +43%  SMID Cap Builders(1)+33%  (1)SMID Cap Builders’ include MHO, NWHM, WLH, KBH, MDC, MTH, TMHC, and TPH.Note: Indexed Price Performance (Price Indexed to 0); Performance measured from 5/06/2016 through 5/06/2019

 Strong balance sheet with Capacity to Execute Growth Strategy  In 2018, upgraded by both S&P (B+) and Moody’s (B2)1Significant liquidity position ($416mm)$400mm senior unsecured notes5.875%/July 2025$500mm senior unsecured notes-Issued May 20196.75%/June 2027$640mm unsecured revolving line of creditApril 2022      Source: Public filings as of 3/31/2019S&P upgrade as of March 2018; Moody’s upgrade as of August 2018Cash includes cash ($38mm) and cash held in escrow ($25mm) Available liquidity calculated as cash plus cash held in escrow plus availability on the revolving credit facility  SUMMARY BALANCE SHEET / CAPITALIZATION

 Key INVESTMENT Highlights    Successful History of M&A and Integration  Returns Focused Business Model  Geographically Diverse Top-10 U.S. Builder  Consistent Track Record of Profitable Growth  Attractive Entry Level Buyer Focus  Strong Balance Sheet to Execute Growth  Strong Performance Across Financial Metrics  Seasoned & Cycle Tested Management Team

 Regional Information As of 3/31/19  2,376Homes  37,932 Lots  $718mm Value  Total lots    Lot inventory    Backlog value    Backlog homes

 Historical Financials   Purchase price accounting for acquired work in process inventory